                     VAN KAMPEN REAL ESTATE SECURITIES FUND

                    SUPPLEMENT DATED NOVEMBER 1, 2004 TO THE
               CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES
                        PROSPECTUS DATED APRIL 30, 2004,
                 AS PREVIOUSLY SUPPLEMENTED ON AUGUST 16, 2004

     The Prospectus is hereby supplemented as follows:

     The Board of Trustees of the Fund has approved a reduction of the advisory fee rate schedule of the Fund. Under the new advisory fee rate schedule, the Fund pays the Adviser a monthly fee computed based upon an annual rate applied to the average daily net assets of the Fund as follows:

AVERAGE DAILY NET ASSETS      PERCENT PER ANNUM
------------------------      -----------------
First $500 million..........        0.80%
Next $500 million...........        0.75%
Over $1 billion.............        0.70%

     The new advisory fee schedule is effective November 1, 2004.

                  RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

                                                                  REAL SPT 11/04
                                                                     65210SPT-01